

INTERNATIONAL PAPER

John T. Dillon
Chairman & CEO

John V. Faraci
EVP & CFO

Fourth Quarter 2002 Review

January 30, 2003

Forward Looking Statements

Any statements made during this presentation or in the slides accompanying the presentation that are not historical facts are forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, the strength of demand for the company's products and changes in overall demand, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, the cost of compliance with environmental and other governmental regulations, the ability of the company to continue to realize anticipated costs savings, performance of the company's manufacturing operations, results of legal proceedings, changes related to international economic conditions, changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro, and economic conditions in developing countries, specifically Brazil and Russia. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

Agenda

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- Introduction
- Fourth Quarter Review
  - Special Charges
  - Volumes & Pricing
- 2002 Review
- Outlook

John T. Dillon
Chairman & CEO

Overview - 2002

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- Great operating year for IP
  - 2002 operating earnings up sharply
  - Major accomplishment in light of macro-economic environment
- Business fundamentals improve
  - Operating rates
  - Low customer/mill inventories
  - Weaker dollar

Operating Earnings Per Share



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Excluding Special Items
.08
.24
.46
.55
.60
.75
.53
.28
.05
.13
.14
.12
.12
.35
.32
.33
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
1999
2000
2001
2002

John V. Faraci
EVP & CFO

Special Charges – 4th Quarter 2002

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	$MM
Addition to Legal Reserve	$(450)
Debt Retirement Costs	(46)
Restructuring and Other Charges	(101)
Reversal of Restructuring Reserves	58
Divestitures	10
Pre-Tax Loss	(529)
Tax & Minority Interest Impact of above	193
Change in Deferred State Tax Rate	46
Net Loss	($290)
EPS Impact	**($0.60)/share**

4Q'02 vs. 3Q'02 - Operating EPS

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EPS $ / Share
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.32
$0.04
$0.04
$0.03
($0.03)
($0.02)
($0.05)
$0.33
3Q '02
Price
Tax
Forests
Volume / LOO downtime
Non-Price Improvement
FX/Other
4Q'02

Printing Papers

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$ Millions	4Q'02	3Q'02
Sales	1,910	1,965
Earnings	157	180

4Q'02 Change vs 3Q'02:

Representative Grades*	Volume	Realizations/unit
Uncoated	(10%)	+$35
Coated	(11%)	+$5
Pulp	(3%)	($15)
Europe	+5%	+$15

*U.S. only except for pulp which is U.S. and Canada
Average IP realization (includes the impact of mix across all grades)

Packaging

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$ Millions	4Q'02	3Q'02
Sales	1,540	1,565
Earnings	116	128

4Q'02 Change vs 3Q'02:

Representative Grades	Volume	Realizations/unit
Containerboard	(12%)	+$10
U.S. Container	(5%)	+$5
Bleached Board	(2%)	($10)

Average IP realization (includes the impact of mix across all grades)

Forest Products

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$ Millions	4Q'02	3Q'02
Sales	765	745
Earnings	156	164

4Q'02 Change vs 3Q'02:

Representative Grades	Volume	Realizations/unit
Lumber	(15%)	($20)
Plywood	(9%)	($5)

Average IP realization (includes the impact of mix across all grades)

Downtime


M Tons
490
430
380
350
215
65
50
270
Europe
Coated
Pulp
Uncoated
Containerbd
1Q'01
2Q'01
3Q'01
4Q'01
1Q'02
2Q'02
3Q'02
4Q'02
Containerboard
Pulp
Bleached Board
Uncoated papers
Coated papers
European Papers

*Downtime is after rationalization actions, excludes maintenance

Delivering Stronger Financial Results

Despite sharply lower prices

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2002 vs. 2001	Grades*	Earnings Impact $MM
Printing Papers	Uncoated	($130)
	Coated	($210)
	Pulp	($50)
Packaging	Containerboard	($150)
	Bleached Board	($50)
Forest Products	Lumber & Plywood	($30)
	Logs	($2)

* U.S. only price variance versus 2001 (excludes the impact of mix)

Delivering Stronger Financial Results

Operating cost improvement broad based

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2002 vs. 2001
Cost/Mix Improvement


Other
13%
Printing Papers
30%
Forest Products
13%
xpedx
18%
Coated
10%
Packaging
16%

Total $670 MM

2002 vs. 2001 - Operating EPS

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EPS $ / Share
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.44
$0.98
$0.38
$0.22
$0.11
$0.08
($0.96)
($0.13)
$1.12
2001
Non-Price Improvement
Goodwill
Interest
LOO downtime*
Volume
Price
Pension / Other
2002

*due to rationalization of capacity

John T. Dillon
Chairman & CEO

2002 Summary

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- Great operating performance
- Delivering on our promises

Delivering Stronger Financial Results

ROI improving versus competitors

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Competitors
IP
IP
IP
IP
1999
2000
2001
2002

IP Rank	1999	2000	2001	2002
IP Rank	10 of 11	8 of 10	6 of 9	3 of 8

Peers include:

BCC, CHA. GP, MEA, MWV, SEO, SSCC, UPM, W, WLL, WY

Going Forward

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- Will continue to deliver improved profitability and returns
- Managing what we can control
  - Not waiting for the economic recovery
- Key driver is continued non-price improvement

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Q & A

Appendix

2002 Earnings

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Before Special Items	Pre-Tax $ MM	Tax $ MM	MI $ MM	Net $ MM	ETR	Avg. Shares MM Shares	EPS $/Share
Q1	129	(40)	(31)	58	31%	482.3	.12
Q2	287	(88)	(30)	169	31%	482.7	.35
Q3	284	(88)	(43)	153	31%	481.1	.32
Q4	257	(62)	(35)	160	24%	479.6	.33
	957	(278)	(139)	540	29%	481.4	1.12
Special Items							
Q1	10	(3)	-	7	30%	482.3	.01
Q2	(51)	98	(1)	46	192%	482.7	.10
Q3	(16)	3	5	(8)	19%	481.1	(.02)
Q4	(529)	234	5	(290)	44%	479.6	(.60)
	(586)	332	9	(245)	57%	481.4	(.51)
Net Income							
Q1	139	(43)	(31)	65	31%	482.3	.13
Q2	236	10	(31)	215	4%	482.7	.45
Q3	268	(85)	(38)	145	32%	481.1	.30
Q4	(272)	172	(30)	(130)	55%	479.6	(.27)
	371	54	(130)	295*	15%	481.4	.61*

*MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; * Before effect of accounting change of $(1,175) for transitional goodwill impairment charge*

Key Financial Statistics

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	2002	2003 Est
Capital Spending	$ 1.0 B	$ 1.3 B
Depreciation & Amort.	$ 1.6 B	$ 1.6 B
Net Interest Expense	$ 780 MM	$ 730 MM
Effective Tax Rate*	29%	31%
Avg. Shares Outstanding	481 MM	481 MM

* Before special items and accounting change in 2002

Year-End Balance Sheet Entries Resulting from Charges & Resulting from Consolidating Washington State Timber SPE

Summary

▸ Exterior Siding Reserve (pre-tax)	$450 Million
▸ Goodwill	$1.2 Billion
▸ Net Pension Adjustment (after-tax)	$1.5 Billion
▸ Washington State Timber SPE on balance sheet	
• Assets	$484 Million
• Debt	$464 Million
• Minority interest	$20 Million

Washington State Timber SPE

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- Previously non-consolidated SPE that was used to monetize installment notes related to timber sales
- IP renegotiated the terms in exchange for beneficial terms. As a result the SPE no longer qualifies as an off-balance sheet structure

  The balance sheet as of Q4 '02 now includes:

  - Assets increase $484 million
  - Debt increase $464 million
  - Minority Interest increases $20 million

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